UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2014 (March 3, 2014)

Global Cash Access Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

7250 S. Tenaya Way, Suite 100
Las Vegas, Nevada	89113
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last
report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 3, 2014, Global Cash Access Holdings, Inc. (the “Company”) appointed Randy L. Taylor to the position of Executive Vice President and Chief Financial Officer.  Mr. Taylor, age 51, had been serving since 2011 as the Company’s Senior Vice President and Controller.  Prior to joining the Company, Mr. Taylor served in various positions for Citadel Broadcasting Corporation, a radio broadcasting company, including most recently, from 2008 to 2011, as chief financial officer.  Mr. Taylor replaces Mary E. Higgins, whose employment with the Company ended on March 3, 2014.  Ms. Higgins’ departure is not related to any disagreements with the Company’s Board of Directors, Audit Committee or auditors.

Also effective March 3, 2014, the Company made the following additional executive appointments:

•                  The Company appointed Juliet A. Lim to the positions of Executive Vice President and General Counsel, and Corporate Secretary. Ms. Lim replaces David Johnson who will remain with the Company in a new role as Executive Vice President of Government Relations. Prior to joining the Company, Ms. Lim had served in a variety of legal positions, including as general counsel and corporate secretary of Clear Energy Systems, Inc., and as senior vice president and deputy general counsel of Fidelity National Information Services, Inc., a publicly traded banking and payments technology company.

•                  The Company appointed Scott Dowty to the position of Executive Vice President, Sales.  Mr. Dowty will continue to serve as the Company’s Chief Marketing Officer and oversee the Company’s sales and marketing operations.

•                  The Company appointed David Lucchese to the position of Executive Vice President, Client Operations.  Mr. Lucchese had been serving since 2010 as the Company’s Executive Vice President, Sales.

The Company will discuss the foregoing management changes in more detail on its fourth quarter and full year 2013 earnings conference call on March 11, 2014 at 5:00 pm ET.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Document

99.1	Press Release announcing the appointment of Randy L. Taylor as Executive Vice President and Chief Financial Officer on March 3, 2014

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL CASH ACCESS HOLDINGS, INC.

Date: March 7, 2014

By:	/s/ Ram V. Chary

Ram V. Chary

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release announcing the appointment of Randy L. Taylor as Executive Vice President and Chief Financial Officer on March 3, 2014